UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 7, 2016

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	333-170054	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code)
292 Newbury Street, Suite 333 Boston, Massachusetts 02115 (857) 256-0079
___________________________________
(Former name or address, if changed since last report)
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events

As previously reported, in our Form 8-K as filed with the Commission on February 3, 2016, we commenced an offering of shares of our Common Stock to accredited investors, raising up to $50,000,000 at an offering price of $10.15 per share (the "Offering").  The Offering terminated on June 30, 2016, and pursuant to the Offering, the Company received investments totaling approximately $41,863,303 from 33 investors.  Pursuant to the Offering, we issued 4,124,463 shares of Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 BOSTON OMAHA CORPORATION
                                                                 (Registrant)

By:  /s/ Adam K. Peterson
Adam K. Peterson, Co-Chief Executive Officer
Date: July 7, 2016